UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2008

CHINA SUN GROUP HI-TECH CO.
 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-118259 (Commission File Number)	54-2142880 (IRS Employer Identification No.)

1 Hutan Street, Zhongshan District, Dalian, People’s Republic of China (Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 411- 8289-7752

Copies to:
Benjamin Tan, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32 Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01                       Financials Statements and Exhibits

(d)

Exhibit No.                     Exhibit Description

99.1	Press Release dated August 22, 2008

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA SUN GROUP HIGH-TECH CO.

Dated: August 22, 2008	By:	/s/ Bin Wang
Name: Bin Wang
Title: President, Chief Executive Officer and Chairman